UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2023

BRAVO MULTINATIONAL INCORPORATED

(Name of Small Business Issuer in its charter)

Wyoming	000-53505	85-4068651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2020 General Booth Blvd. Suite 230 Virginia Beach, VA 23454
(Address of principal executive offices)

Registrant’s telephone number: (757) 306-6090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01-Voluntary Disclosure of Other Events

On August 31, 2023, Diversified Consultants, Inc., (“DCI”) a Nevada corporation, entered into a non-binding letter of intent (the “LOI”) with Bravo Multinational, Inc. (“BRVO”) a corporation formed under the laws of the State of Wyoming, whose stock is traded on the OTC Pink Market. Under the terms of the LOI, BRVO will obtain an exclusive worldwide license to develop and commercialize TVee-NOW for $250,000. This fee may be paid in cash or in the common stock of the Company. In addition, BRVO has agreed to pay a minimum royalty of 5% of annual gross revenues received from the use of the license. After making two annual royalty payments to Diversified Consultants, BRVO will have the option to purchase TVee-Now for a price equal to six times the twelve month trailing revenue generated by the TVee-NOW license.

The Transaction will subject to negotiation of definitive documentation customary for a transaction of this nature (“Definitive Documents”). The Definitive Documents will require that the consummation of the Transaction will be subject to the satisfaction of various conditions required prior to closing as are customary for transactions of this nature.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for BRVO’s business and operations and involve a number of risks and uncertainties. BRVO's forward-looking statements in this report are made as of the date hereof and BRVO disclaims any duties to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise. In connection with the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995 BRVO is identifying certain forward-looking information regarding, among other things, the acquisition of DCI by BRVO. Actual events or results may differ materially from those contained in these forward-looking statements. Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of BRVO to successfully merge with DCI, to implement BRVO’s business plan; uncertainties relating to the ability to realize the expected benefits of the license; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which BRVO operates, and other risk factors as discussed in BRVO’s other filings made from time to time with the United States Securities and Exchange Commission

Financial  Item 9.01 -Financial Statements and Exhibits.

(a) Financial statements of business acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Shell company transactions. Not applicable.

(d) Exhibits.

Number	Description
10.1+	Non-binding Term Sheet

+Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2023	Bravo Multinational Incorporated

By /s/ Richard Kaiser
Director/ CFO